SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2007

HOST HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500 Bethesda, Maryland	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(c) Appointment of Certain Officers

Effective September 1, 2007, Host Hotels & Resorts, Inc. announced the following appointments of its officers and changes in its organizational structure:

Larry K. Harvey, 43, is appointed Senior Vice President, Treasurer. Mr. Harvey rejoined the company in February 2003 as Senior Vice President, Corporate Controller. In February 2006, he was promoted to Senior Vice President, Chief Accounting Officer. Prior to joining the company, he served as Chief Financial Officer of Barceló Crestline Corporation, formerly Crestline Capital Corporation.

Gregory J. Larson, 43, who has served as Senior Vice President, Treasurer and Investor Relations, will continue to lead the Investor Relations Department as Senior Vice President, and in addition, will lead the company’s development of, and investment in, joint ventures domestically and internationally. Mr. Larson joined the company in October 1993 and has been promoted to several roles within the company, such as Director of Acquisitions in 1996, Vice President of Corporate Finance in 1998, Senior Vice President, Corporate Finance and Investor Relations in 2002 and Senior Vice President, Treasurer and Investor Relations in 2005.

Brian G. Macnamara, 48, is appointed Senior Vice President, Corporate Controller. Mr. Macnamara joined the company in February 1996. In February 2007, he was promoted to Vice President, Assistant Corporate Controller. Prior to serving as Assistant Corporate Controller, Mr. Macnamara served as Vice President, Financial Reporting and Corporate Real Estate. In connection with his promotion, Mr. Macnamara received an award of restricted stock in the amount of 9,257 shares, which, consistent with the company’s long term incentive compensation program, will vest based on continued employment and the satisfaction of three financial performance measures. In addition, Mr. Macnamara will participate at the level of senior vice president in the annual incentive award program, which is available to all employees of the company, and provides employees the opportunity to receive cash incentive awards based on the financial performance of the company and the individual performance of each employee. A description of the material terms of the company’s long term incentive program and annual incentive award program are attached hereto as Exhibits 99.1 and 99.2, respectively, which descriptions are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable

(c)	Not applicable.

(d)	Exhibits

99.1	Description of Material Terms of the Company’s long-term incentive program

99.2	Description of Material Terms of the Company’s annual incentive award program

Exhibit No.	Description
99.1	Description of Material Terms of the Company’s long-term incentive program

99.2	Description of Material Terms of the Company’s annual incentive award program

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: September 7, 2007	By:	/s/ Brian G. Macnamara
	Name:	Brian G. Macnamara
	Title:	Senior Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Description of Material Terms of the Company’s long-term incentive program

99.2	Description of Material Terms of the Company’s annual incentive award program